HSBC FUNDS

HSBC Emerging Markets Debt Fund
HSBC Emerging Markets Local Debt Fund

Supplement dated January 9, 2017
to the Prospectus dated February 28, 2016, as supplemented to date (the “Prospectus”)

Effective immediately, Zeke Diwan will become a portfolio manager of the HSBC Emerging Markets Debt Fund and Billy Lang will become a portfolio manager of the HSBC Emerging Markets Local Debt Fund. Vinayak Potti will continue to serve as portfolio manager to the HSBC Emerging Markets Debt Fund and Nishant Upadhyay will continue to serve as portfolio manager to the HSBC Emerging Markets Local Debt Fund.

The “HSBC Emerging Markets Debt Fund – Portfolio Managers” subsection on page 10 of the Prospectus is deleted and replaced with the following:

Investment decisions for the Fund are made by the Adviser’s Emerging Markets Debt Team. Vinayak Potti, Vice President, Portfolio Manager; and Zeke Diwan, Senior Vice President, Senior Portfolio Manager, are the members of the Emerging Markets Debt Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio. Mr. Potti has managed the Fund since September 11, 2014 and Mr. Diwan has managed the Fund since January 9, 2017.

The “HSBC Emerging Markets Local Debt Fund – Portfolio Managers” subsection on page 19 of the Prospectus is deleted and replaced with the following:

Investment decisions for the Fund are made by the Adviser’s Emerging Markets Debt Team. Nishant Upadhyay, Senior Vice President, Head of Emerging Markets Debt Portfolio Management; and Billy Lang, Vice President, Portfolio Manager, are the members of the Emerging Markets Debt Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio. Mr. Upadhyay has managed the Fund since November 3, 2015 and Mr. Lang has managed the Fund since January 9, 2017.

The “Fund Management – Portfolio Managers – HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund and HSBC Total Return Fund” subsection on page 88 of the Prospectus is revised by adding the following two paragraphs:

Zeke Diwan, Senior Vice President, Senior Portfolio Manager, is a senior portfolio manager on the Emerging Markets Debt Team. Mr. Diwan focuses on emerging markets hard currency sovereign and corporate strategies. Prior to joining the Emerging Markets Debt Team at HSBC in December 2016, Mr. Diwan worked for Allianz Global Investors from 2013 to 2016, where he was responsible for running a broad range of emerging market debt strategies. Before this, Mr. Diwan was with Rogge Global Partners from 2011 to 2013 and Pioneer Investment Management from 2004 to 2011, where he served as a portfolio manager in emerging markets debt, high yield and total return strategies. Mr. Diwan has been working in the industry for over 20 years in both the United States and Europe with expertise in emerging markets, high yield and loans in both the United States and Europe. He holds a Bachelor’s degree in Operations Research from Colombia University, School of Engineering and Applied Science.

Billy Lang, Vice President, Portfolio Manager, is a portfolio manager on the Emerging Markets Debt Team. He focuses on emerging markets local debt portfolios. Prior to joining the Emerging Markets Debt Team at HSBC in July 2016, Mr. Lang worked for Bank of America Merrill Lynch as Vice President in Local Currency Trading from 2010 to 2016. Throughout his tenure there, he focused on Latin American trading, specializing in foreign exchange trading strategies and technologies. He brings a quantitative background in risk management and valuation techniques as well as in trading vanilla and exotic foreign exchange options. He holds a Master of Science degree in Financial Engineering from Columbia University and a Bachelor’s degree in Computer Science from the University of Minnesota—Twin Cities. He is a CFA Charterholder and a member certificate holder of the Professional Risk Managers’ International Association (PRMIA).

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